UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 22, 2005
                        (Date of earliest event reported)


                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                         0-26682              11-31999437
(State or Other Jurisdiction of      (Commission File No.)      (IRS Employer
       Incorporation)                                        Identification No.)

                              10 Edison Street East
                           Amityville, New York 11701
                    (Address of Principal Executive Offices)

                                 (631) 842-7600
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.   Changes in Control of Registrant.

     Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 1, 2005 by among Technology Flavors & Fragrances, Inc., a Delaware corporation (the "Company"), FFG Industries, Inc., a Delaware corporation (the "Parent"), and FFG Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (the "Purchaser"), on June 22, 2005, Parent announced that Purchaser has completed its tender offer for all of the issued and outstanding shares of common stock, par value $0.01 per share (the "Common Stock") of the Company at a price of $1.55 per share, net to the seller in cash, without interest (the "Offer"). As a consequence of completing the Offer, Purchaser acquired approximately 12,298,956 shares of the Company's Common Stock (approximately 95.83% of the Company's outstanding shares of Common Stock). To purchase all of the Company's Common Stock in connection with the Offer, Parent obtained funds through two credit facilities provided by Antares Capital Corporation and AIG Global Investment Corp.

     Pursuant to the Merger Agreement, on June 27, 2005, Purchaser has merged with and into the Company, the Company has become a wholly owned subsidiary of Parent, and each share (each a "Share") of the Company's Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than Shares held by stockholders who did not tender their Shares in the Offer and who comply with all of the relevant provisions of Section 262 of the General Corporation Law of the State of Delaware) shall be cancelled and converted automatically into the right to receive $1.55 per Share in cash, payable to the holder of such Share upon surrender, without interest thereon. Certain key employees of the Company, including Philip Rosner, A. Gary Frumberg, Harvey Farber, Ronald J. Dintemann, Joseph A. Gemmo and Joseph Piazza, will continue to be employed by the Company on a full-time basis pursuant to new employment agreements with terms that are mutually satisfactory to such employees and Purchaser.

     On June 22, 2005, Parent issued a press release announcing the completion of the Offer, which is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits.


(c)  Exhibits.

Exhibit No.         Title
-----------         -----

2 Agreement and Plan of Merger, dated as of April 1, 2005, among FFG Industries, Inc., FFG Merger Corporation and Technology Flavors & Fragrances, Inc., as amended to date (incorporated herein by reference to Exhibit (d)(A) to the Schedule TO of Purchaser filed with the Securities and Exchange Commission on May 16, 2005).

99                  Press release issued by FFG Industries, Inc. on June 22,
                    2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.



                                      By: /s/ Philip Rosner
                                          ---------------------------
                                              Name:  Philip Rosner
                                              Title:   Chairman of the Board and
                                                       Chief Executive Officer


Date: June 27, 2005

                                  EXHIBIT INDEX

Exhibit No.         Title
-----------         -----

2 Agreement and Plan of Merger, dated as of April 1, 2005, among FFG Industries, Inc., FFG Merger Corporation and Technology Flavors & Fragrances, Inc., as amended to date (incorporated herein by reference to Exhibit (d)(A) to the Schedule TO of Purchaser filed with the Securities and Exchange Commission on May 16, 2005).

99                  Press release issued by FFG Industries, Inc. on June 22,
                    2005.